UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Coromar Drive, Goleta, CA		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation of Chief Financial Officer

On December 10, 2021, Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, and Treasurer, notified Inogen, Inc. (the “Company”) of her intention to step down as an officer of the Company effective upon the date a new Chief Financial Officer and Treasurer commences employment, which occurred on December 13, 2021, and has entered into a transition agreement whereby she will provide transition services to the Company through no later than April 1, 2022.

Appointment of Interim Chief Financial Officer

Effective December 13, 2021, the Company’s board of directors (the “Board”) appointed Michael K. Sergesketter to serve as the Company’s interim Executive Vice President, Chief Financial Officer and Treasurer.

Most recently, Mr. Michael K. Sergesketter served as the Vice President and Chief Financial Officer at Kimball Electronics, Inc., an electronics manufacturing company, from October 2014 to July 2021. Prior to the spin-off of Kimball Electronics, Mr. Sergesketter served as the Vice President and Chief Financial Officer for Kimball Electronics Group, Inc., an electronics manufacturing company, from July 1996 to October 2014.  Prior to Kimball Electronics Group, Mr. Sergesketter served as Vice President of Audit and Management Services at Kimball International, Inc., a commercial furnishings company, from January 1991 to June 1996. Prior to that, Mr. Sergesketter held various internal audit roles at Kimball International, Inc. from June 1981 to January 1991. Mr. Sergesketter holds a B.S. in accounting from University of Southern Indiana.

Interim Chief Financial Officer Compensation Arrangements

On December 10, 2021, the Board, upon the recommendation of the Company’s Compensation Committee, approved Mr. Sergesketter’s offer letter. The offer letter has an initial term of two months and automatically extends on a month-to-month basis thereafter and provides that Mr. Sergesketter is an at-will employee. The offer letter provides that Mr. Sergesketter’s base compensation shall be $40,000 per month in cash, that he shall be eligible to receive employment benefits pursuant to the Company’s benefit plans as in effect, and that upon satisfactorily completing the employment term and returning all company property, Mr. Sergesketter will be eligible to receive a $10,000 gross completion bonus in cash.

The summary of Mr. Sergesketter’s offer letter set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

In addition, the Company has entered into its standard form of indemnification agreement with Mr. Sergesketter. The form indemnification agreement was filed with the Securities and Exchange Commission on November 27, 2013 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 and is incorporated herein by reference.  Mr. Sergesketter has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed. There is no arrangement or understanding between Mr. Sergesketter or any other person pursuant to which Mr. Sergesketter was selected as an officer of the Company. There are no family relationships between Mr. Sergesketter and any of the Company’s directors or executive officers.

Alison Bauerlein Transition Agreement

As stated above, in connection with Ms. Bauerlein’s separation from the Company as Executive Vice President, Finance, Chief Financial Officer, and Treasurer, Ms. Bauerlein and the Company entered into a transition agreement and release, whereby Ms. Bauerlein agreed to provide transition services to the Company as a non-executive employee until, at the latest, April 1, 2022.

The transition agreement provides that during the period Ms. Bauerlein provides these transition services, she will continue to receive her current base salary, receive employment benefits pursuant to the Company’s benefit plans as in effect, and vest in her Company equity awards according to their terms and shall be eligible to receive a discretionary annual performance bonus award corresponding to fiscal year 2021 determined pursuant to the Company’s management incentive plan.

The transition agreement also provides that subject to (i) Ms. Bauerlein’s execution of the transition agreement and her timely execution of the supplemental release agreement attached to the transition agreement following the termination of her employment with the Company, (ii) both agreements going into effect and (iii) her fulfillment of all of the terms and conditions of both agreements, the Company will (a) provide for the continuation of payments of her base salary for 12 months from the effective date of her separation, (b) provided she satisfactorily performs her transition duties, a cash lump sum payment of $60,000, (c) reimburse her for the premium payments she makes for COBRA coverage in an amount equal to the Company-paid portion for such benefits as of immediately before the date her employment terminates for a period of up to 18 months (or taxable monthly payments for the equivalent period in the event the Company determines that the COBRA subsidy could violate applicable law), and (d) extend the post-termination exercise period of Ms. Bauerlein’s stock options that are outstanding and vested as of the separation date to the date that is one year following the separation date, or, if earlier, the maximum term of the stock option.

The summary of Ms. Bauerlein’s transition agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the transition agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 13, 2021, the Company issued a press release announcing the resignation and appointment described in this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
10.1	Offer Letter by and between the Company and Michael K. Sergesketter, dated December 10, 2021.
10.2	Transition Agreement and Release between the Company and Alison Bauerlein, dated December 10, 2021.
99.1	Press Release dated December 13, 2021.
104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date: December 13, 2021	By:	/s/ Nabil Shabshab
Nabil Shabshab Chief Executive Officer and President